SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2002

INTELLIGENT SYSTEMS CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	1-9330 Commission file number	58-1964787 (I.R.S. Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     Effective July 3, 2002, the Board of Directors of Intelligent Systems Corporation (“Intelligent Systems”), upon the recommendation of its Audit Committee, appointed BDO Seidman, LLP as its new independent accountants. This determination followed Intelligent Systems’ evaluation of proposals from accounting firms to serve as Intelligent Systems’ independent accountants for its fiscal year ending December 31, 2002. On May 10, 2002, Intelligent Systems announced that it had dismissed Arthur Andersen LLP as its independent accountant.

     During Intelligent Systems’ two most recent fiscal years and through the date of this Form 8-K, Intelligent Systems did not consult with BDO Seidman, LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

               99.1        Press release dated July 3, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2002	INTELLIGENT SYSTEMS CORPORATION (Registrant)

/s/ Bonnie L. Herron

By: Bonnie L. Herron Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated July 3, 2002

2